Firefly Aerospace Announces First Quarter 2026 Financial Results

Completed critical milestones for Blue Ghost, successfully returned Alpha to flight, and recently selected to support the Golden Dome Space-Based Interceptor program

Firefly's battle-tested AI software supports missile defense warning and tracking applications.

Cedar Park, Texas, May 4, 2026 – Firefly Aerospace (Nasdaq: FLY), a market leading space and defense technology company, today issued financial results for the first quarter ended March 31, 2026.

"With another quarterly revenue record, momentum defined Firefly's first quarter of 2026 - we were selected to support the space-based interceptor program under Golden Dome, achieved critical milestones for our Blue Ghost lunar missions, successfully launched Alpha Flight 7, and completed a tactically responsive space demonstration for the U.S. Space Force," said Jason Kim, CEO of Firefly Aerospace. "We've maintained steady progress across our launch and spacecraft business, and remained focused on scaling up our production lines to meet the demand for frequent landings on the Moon, a regular launch cadence, and critical national security missions."

First Quarter 2026 Highlights

•
Record revenue of $80.9 million, up 40% from the prior quarter.
•
Selected by the U.S. Space Force for SciTec to support space-based interceptor program under Golden Dome.
•
Awarded $109 million engineering change proposal under the Space Force's FORGE Enterprise OPIR Services contract for SciTec to accelerate and expand data center delivery.
•
Processed thousands of threats in the first 30 days of the Iran conflict to help protect U.S. and allied warfighters as part of FORGE system operations.
•
Completed separation testing for Blue Ghost Mission 2, demonstrating Elytra’s mechanisms that will deploy the European Space Agency's Lunar Pathfinder satellite in lunar orbit following separation from our Blue Ghost lander.
•
Completed initial interoperability testing to ensure Firefly's Elytra orbiter can communicate with Blue Ghost on the Moon’s far side and act as a backup communications relay for NASA’s LuSEE-Night radio telescope.
•
Launched Alpha Flight 7 and completed all mission objectives, including validating key Block II subsystems and deploying a demonstrator payload for Lockheed Martin.
•
Supported Lockheed Martin on the U.S. Space Force's VICTUS DIEM mission, performing two responsive space exercises to practice and advance emergency launch protocols required in a real threat scenario.
•
Unveiled Alpha Block II, a configuration upgrade focused on enhancing reliability, streamlining production, and improving launch operations.
•
Completed qualification testing for the first and second stage tanks for Alpha Flight 8 and moved into the integration and test phase in preparation for the Alpha Block II debut.
•
Completed qualification of the Eclipse interstage, a critical primary structure that connects the first stage to the second stage, as well as the liquid oxygen transfer line and the Composite Overwrapped Pressure Vessels (COPVs).

Additional Recent Highlights

•
Awarded an Air Force Research Laboratory (AFRL) contract for SciTec to support development of the Advanced Algorithm R&D and Verification Architecture by implementing deep learning and advanced algorithms on small Size, Weight and Power (SWaP) processors to support enhanced target detection, tracking, and custody.
•
Announced collaboration with NVIDIA to enable rapid on-orbit processing in lunar orbit for Firefly’s Ocula Moon imaging service, utilizing an NVIDIA Jetson module combined with Firefly’s AI software on Elytra to rapidly process data on-orbit.
•
Signed agreement with Seagate Space to collaborate on the development of an offshore launch platform that enables responsive sea-based Alpha launches.

•
Began vertical structural testing of Eclipse first stage tanks, a risk reduction test to push the tanks beyond their limits and verify flight margins.
•
Awarded the National Aeronautic Association's Robert J. Collier Trophy, Space Foundation's Space Achievement Award, and RNASA Foundation's Stellar Award for Blue Ghost Mission 1, and included on TIME's list for the 10 Most Influential New Frontiers Companies of 2026.

2026 Full-Year Guidance

•
Firefly expects 2026 full-year revenue to be between $420 million and $450 million.

Conference Call

Firefly will host a conference call today at 4:00 p.m. CT (5:00 p.m. ET) to discuss its first quarter 2026 financial results.

The live webcast and accompanying presentation, as well as a replay of the webcast, will be available on Firefly’s Investor Relations website: investors.fireflyspace.com.

About Firefly Aerospace

Firefly Aerospace is a space and defense technology company that enables government and commercial customers to launch, land, and operate in space – anywhere, anytime. As the partner of choice for responsive space missions, Firefly is the only commercial company to launch a satellite to orbit with approximately 24-hour notice. Firefly is also the only company to achieve a fully successful landing on the Moon. Established in 2017, Firefly’s engineering, manufacturing, and test facilities are co-located in central Texas to enable rapid innovation. The company’s small- to medium-lift launch vehicles, lunar landers, and orbital vehicles are built with common flight-proven technologies to enable speed, reliability, and cost efficiencies for each mission from low Earth orbit to the Moon and beyond. For more information, visit www.fireflyspace.com. Firefly utilizes its website as a means to distribute material information about the company to the public.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Firefly. Statements included in this press release that are not statements of historical fact, including statements about our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance, are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,”

“continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “project,” “potential,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology. In particular, our outlook and revenue forecasts for full-year 2026, statements about our programs and innovation, our ability or expectations regarding our partnerships and collaborations, our expectations regarding new vehicle launches and launch timelines, and our ability to retain existing customers and maintain their bookings are forward-looking statements.

Various risks that could cause actual results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to our failure to manage our growth effectively and our ability to achieve and maintain profitability; the potential for delayed or failed launches, and any failure of our launch vehicles and spacecraft to operate as intended; our inability to manufacture our launch vehicles, landers, or orbital vehicles at a quantity and quality that our customers demand; the hazards and operational risks that our products and service offerings are exposed to, including the wide and unique range of risks due to the unpredictability of space; the market for commercial launch services for small- and medium-sized payloads not achieving the growth potential we expect; adverse impacts from current or future disruptions in U.S. government operations, including as a result of delays or reduction in appropriations or regulatory approvals from our programs, or changes in U.S. government funding and budgetary priorities and spending levels; our dependence on contracts entered into in the ordinary course of business and our dependence on major customers and vendors; a loss of, or default by, one or more of our major customers, or a material adverse change in any such customer’s business or financial condition, could materially reduce our revenues and backlog; uncertain global macro-economic and political conditions, including the implementation of tariffs; the failure of our information technology systems, physical or electronic security protections; the inability to operate Alpha at our anticipated launch rate (including due to potential regulatory delays) or finalize the development and delivery of Eclipse; our failure to establish and maintain important relationships with government agencies and prime contractors; the inability to realize our backlog; evolving government laws and regulations; our ability to remediate the material weakness with respect to our internal control over financial reporting and disclosure controls and procedures; our ability to implement and maintain effective internal control over financial reporting in the future; and the factors, risks and uncertainties included in our filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP Financial Measures

Adjusted EBITDA, Free Cash Flow, Non-GAAP Operating Expenses, Non-GAAP Research and Development, Non-GAAP Selling, General, and Administrative, Non-GAAP Loss from Operations, Non-GAAP Other Income (Expense), Non-GAAP Net Loss, and Non-GAAP Net Loss Per Share are non-GAAP financial measures. These non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of each non-GAAP financial measure to the most directly comparable financial measure prepared in accordance with U.S. GAAP is included in the supplemental financial data attached to this press release. Non-GAAP financial measures have important limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of Firefly’s performance or cash flows as reported under U.S. GAAP. Non-GAAP financial measures may be defined differently by other companies in our industry and may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Firefly believes non-GAAP financial information provides additional insight into the Company’s ongoing performance and liquidity. Therefore, Firefly provides this information to investors for a more consistent basis of comparison and to help them evaluate the Company’s ongoing performance and liquidity and to enable more meaningful period-to-period comparisons.

Adjusted EBITDA

We define Adjusted EBITDA as net loss, adjusted for provision for income taxes, interest income, interest expense, depreciation and amortization, stock-based compensation expense, change in fair value of warrant liability, certain one-time costs related to the IPO, transaction-related expenses, gain on settlement of contingent liabilities, and certain other items that are not expected to recur in the future or that management does not view as reflective of the performance of the business. In addition to net loss, we use Adjusted EBITDA to evaluate our business, measure its performance, and make strategic decisions.

We believe that Adjusted EBITDA provides useful information to management, investors, and analysts in assessing our financial performance and results of operations across reporting periods by excluding items we do not believe are indicative of our core operating performance. Net loss is the U.S. GAAP measure most directly comparable to Adjusted EBITDA. Adjusted EBITDA should not be considered as an alternative to net loss. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

Free Cash Flow

We define Free Cash Flow as net cash used in operating activities, less purchases of property and equipment and internal-use software. We believe that Free Cash Flow is a meaningful indicator of liquidity that provides information to management and investors about the amount of cash generated from or used in operations, after purchases of property and internal-use software, that (after any debt service requirements or other non-discretionary expenditures not otherwise deducted from the measure) can be used for strategic initiatives, including continuous investment in our business and strengthening our balance sheet.

Free Cash Flow has limitations as a liquidity measure, and you should not consider it in isolation or as a substitute for analysis of our cash flows as reported under U.S. GAAP. Free Cash Flow may be affected in the near to medium term by the timing of capital investments, fluctuations in our growth and the effect of such fluctuations on working capital, and our changes in our cash conversion cycle.

Non-GAAP Research and Development

We define Non-GAAP Research and Development as research and development less stock-based compensation expense. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Non-GAAP Selling, General, and Administrative

We define Non-GAAP Selling, General and Administrative as selling, general and administrative, less amortization of acquired intangibles, stock-based compensation expense, certain one-time costs related to the IPO, and transaction-related expenses. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Non-GAAP Operating Expenses

We define Non-GAAP Operating Expenses as operating expenses, less amortization of acquired intangibles, stock-based compensation expense, certain one-time costs related to the IPO, and transaction-related expenses. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Non-GAAP Loss From Operations

We define Non-GAAP Loss From Operations as loss from operations, less amortization of acquired intangibles, stock-based compensation expense, certain one-time costs related to the

IPO, and transaction-related expenses. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Non-GAAP Other Income (Expense)

We define Non-GAAP Other Income (Expense) as other income (expense), less change in fair value of warrant liability and the gain on settlement of contingent liabilities. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Non-GAAP Net Loss

We define Non-GAAP Net Loss as net loss, less amortization of acquired intangibles, stock-based compensation, change in fair value of warrant liability, certain one-time costs related to the IPO, transaction-related expenses, and gain on settlement of contingent liabilities. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Contacts

Media Relations
press@fireflyspace.com

Investor Relations
investors@fireflyspace.com

CONDENSED CONSOLIDATED STATEMENTS OF NET LOSS AND COMPREHENSIVE LOSS

(unaudited; in thousands, except per share amounts)

	For the Three Months Ended March 31,
	2026	2025
Revenue	$80,879	$55,855
Cost of sales	63,418	53,635
Gross profit	17,461	2,220
Operating expenses
Research and development	67,509	48,012
Selling, general, and administrative	45,620	12,752
Total operating expenses	113,129	60,764
Loss from operations	(95,668)	(58,544)
Other expense
Change in fair value of warrant liability	(3,684)	3,073
Interest income	5,974	1,028
Interest expense	(3,605)	(6,192)
Gain on settlement of contingent liabilities	381	—
Other (expense) income, net	(7)	542
Total other expense, net	(941)	(1,549)
Loss before provision for income taxes	(96,609)	(60,093)
Provision for income taxes	(67)	—
Net loss and comprehensive loss	(96,676)	(60,093)
Less: Accretion of dividends of Series C Preferred Stock	—	(5,579)
Less: Accretion of dividends of Series D-1 Preferred Stock	—	(6,609)
Net loss available to common stockholders	$(96,676)	$(72,281)

Net loss per common share
Basic and diluted	$(0.61)	$(5.38)
Weighted-average common shares outstanding
Basic and diluted	159,639	13,442

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited; in thousands, except per share amounts)

	March 31,	December 31,
	2026	2025
Assets
Current assets
Cash and cash equivalents	$326,179	$792,966
Short-term investments	225,447	100,008
Accounts receivable, net	44,800	46,129
Advanced payments, current	61,837	12,350
Other current assets	15,284	11,722
Total current assets	673,547	963,175
Advanced payments, less current portion	10,305	60,496
Property and equipment, net	168,933	163,738
Right-of-use assets - operating leases	18,481	13,938
Right-of-use assets - finance leases	3,327	3,735
Intangible assets, net	160,207	165,709
Goodwill	453,440	450,119
Other assets, less current portion	3,750	4,024
Total assets	$1,491,990	$1,824,934

Liabilities, temporary equity, and stockholders' equity
Current liabilities
Accounts payable	$41,082	$35,626
Accrued expenses	50,356	42,755
Accounts payable and accrued expenses – related parties	581	330
Operating lease liability, current	2,051	1,161
Finance lease liability, current	1,065	1,056
Deferred revenue, current	146,239	116,135
Notes payable, current	7,116	7,099
Other current liabilities	17,755	9,419
Total current liabilities	266,245	213,581
Operating lease liability, less current portion	21,341	15,832
Finance lease liability, less current portion	1,733	2,004
Deferred revenue, less current portion	52,525	92,565
Notes payable, less current portion	19,684	281,441
Warrant liability	15,978	12,294
Other liabilities, less current portion	9,600	17,278
Total liabilities	$387,106	$634,995
Stockholders' equity
Common stock, $0.0001 par value, 1,000,000 and 1,000,000 shares authorized as of March 31, 2026 and December 31, 2025, respectively; 160,067 and 159,276 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	17	17
Additional paid-in capital	2,221,822	2,210,201
Accumulated deficit	(1,116,955)	(1,020,279)
Total stockholders' equity	1,104,884	1,189,939
Total liabilities and stockholders' equity	$1,491,990	$1,824,934

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited; in thousands)

	For the Three Months Ended March 31,
	2026	2025
Cash flows from operating activities
Net loss	$(96,676)	$(60,093)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	15,934	3,996
Stock-based compensation	12,512	431
Change in fair value of warrant liability	3,684	916
Non-cash interest expense	331	615
Non-cash interest income	(637)	—
Changes in operating assets and liabilities:
Accounts receivable	1,329	(13,900)
Advanced payments	704	41,660
Other assets	(4,703)	(2,766)
Accounts payable	6,596	(2,627)
Accrued expenses	4,279	5,653
Accounts payable and accrued expenses - related parties	251	213
Other liabilities	1,522	(7,889)
Right-of-use assets	932	422
Lease liabilities	1,333	(1,993)
Deferred revenue	(9,936)	(21,175)
Net cash used in operating activities	(62,545)	(56,537)
Cash flows from investing activities
Purchases of property and equipment and internal-use software	(16,345)	(2,654)
Purchases of time deposits	(125,000)	—
Proceeds from sale of short-term investments	8	—
Net cash used in investing activities	(141,337)	(2,654)
Cash flows from financing activities
Proceeds from issuance of Preferred Stock	—	115,304
Principal payments on finance leases	(262)	(443)
Proceeds from issuance of notes payable	—	468
Payments on notes payable	(1,752)	(2,170)
Proceeds from repayment of employee note	20	359
Repayment of Revolving Credit Facility	(260,000)	—
Proceeds from exercise of stock options	452	389
Payments for taxes related to net share settlement of equity awards	(1,363)	—
Net cash (used in) provided by financing activities	(262,905)	113,907
Net (decrease) increase in cash and cash equivalents and restricted cash	(466,787)	54,716
Cash and cash equivalents and restricted cash
Balance, beginning of period	792,966	137,558
Balance, end of period	$326,179	$192,274
Reconciliation of cash and cash equivalents and restricted cash
Cash and cash equivalents	$326,179	$176,879
Restricted cash, current	—	829
Restricted cash, non-current	—	14,566
Total cash and cash equivalents and restricted cash at the end of the period	$326,179	$192,274

	For the Three Months Ended March 31,
	2026	2025
Supplemental disclosures of cash flow information
Cash paid for interest	$4,177	$5,565
Non-cash investing and financing activities
Property and equipment additions in accounts payable	$1,943	$1,576
Capitalized interest (paid-in-kind)	$—	$800
Acquisition of internal-use software licenses and obligations	$431	$—
Right-of-use asset acquired in exchange for operating lease liabilities	$5,066	$—
Right-of-use asset acquired in exchange for finance lease liabilities	$—	$1,432
Net working capital adjustment from business combinations	$3,321	$—

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(unaudited; in thousands)

The following tables present reconciliations of Adjusted EBITDA, Free Cash Flow, Non-GAAP Research and Development, Non-GAAP Selling, General, and Administrative, Non-GAAP Operating Expenses, Non-GAAP Other Expense, Non-GAAP Net Loss, and Non-GAAP Net Loss Per Share to their most directly comparable financial measures presented in accordance with U.S. GAAP:

	For the Three Months Ended March 31,
	2026	2025
Net loss	$(96,676)	$(60,093)
Adjusted for:
Provision for income taxes	67	—
Interest income	(5,974)	(1,028)
Interest expense	3,682	6,192
Depreciation and amortization	16,453	3,996
Stock-based compensation expense	12,512	431
Change in fair value of warrant liability	3,684	916
One-time costs related to the IPO(1)	—	2,453
Transaction-related expenses	1,909	—
Gain on settlement of contingent liabilities	(381)	—
Other(2)	15	—
Adjusted EBITDA	$(64,709)	$(47,133)

	For the Three Months Ended March 31,
	2026	2025
Net cash used in operating activities	$(62,545)	$(56,537)
Purchases of property and equipment and internal-use software	(16,345)	(2,654)
Free Cash Flow	$(78,890)	$(59,191)

(1) Represents costs incurred related to the IPO that do not meet the direct and incremental criteria per SEC Staff Accounting Bulletin Topic 5.A that were netted against the gross proceeds of the IPO and are not expected to recur in the future.

(2) Other includes loss on foreign exchange.

	For the Three Months Ended March 31,
	2026	2025
Research and development	$67,509	$48,012
Stock-based compensation expense	(5,705)	(118)
Non-GAAP Research and Development	$61,804	$47,894

Selling, general, and administrative	$45,620	$12,752
Amortization of acquired intangibles	(5,000)	—
Stock-based compensation expense	(6,807)	(313)
One-time costs related to the IPO(1)	—	(2,453)
Transaction-related expenses	(1,909)	—
Non-GAAP Selling, General, and Administrative	$31,904	$9,986

Operating expenses	$113,129	$60,764
Amortization of acquired intangibles	(5,000)	—
Stock-based compensation expense	(12,512)	(431)
One-time costs related to the IPO(1)	—	(2,453)
Transaction-related expenses	(1,909)	—
Non-GAAP Operating Expenses	$93,708	$57,880

Loss from operations	$(95,668)	$(58,544)
Amortization of acquired intangibles	5,000	—
Stock-based compensation expense	12,512	431
One-time costs related to the IPO(1)	—	2,453
Transaction-related expenses	1,909	—
Non-GAAP Loss from Operations	$(76,247)	$(55,660)

Other expense	$(941)	$(1,549)
Change in fair value of warrant liabilities	3,684	916
Gain on settlement of contingent liabilities	(381)	—
Non-GAAP Other Income (Expense)	$2,362	$(633)

Net loss	$(96,676)	$(72,281)
Amortization of acquired intangibles	5,000	—
Stock-based compensation	12,512	431
Change in fair value of warrant liability	3,684	916
One-time costs related to the IPO(1)	—	2,453
Transaction-related expenses	1,909	—
Gain on settlement of contingent liabilities	(381)	—
Non-GAAP Net Loss	$(73,952)	$(68,481)

Basic and diluted weighted average shares outstanding	159,639	13,442

GAAP net loss per share, basic and diluted	$(0.61)	$(5.38)
Non-GAAP net loss per share, basic and diluted	$(0.46)	$(5.09)

(1) Represents costs incurred related to the IPO that do not meet the direct and incremental criteria per SEC Staff Accounting Bulletin Topic 5.A that were netted against the gross proceeds of the IPO and are not expected to recur in the future.

***